SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 22, 2002
                Date of Report (Date of earliest event reported)

                           HEARTLAND BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

           Indiana                 333-32245               35-2017085
        (State or other     (Commission File Number)     (IRS Employer
         jurisdiction of                                  Identification Number)
         incorporation)




        420 North Morton Street
        Franklin, Indiana                                   46131
        (Address of principal                              (Zip Code)
        executive offices)





      Registrant's telephone number, including area code (317) 738-3915

Item 9. Regulation FD Disclosure.
      On the evening of April 22, 2002, senior officers of Heartland Bancshares, Inc. ("Heartland" or the "Company"), addressed shareholders at the annual meeting of shareholders held in Franklin, Indiana. During these remarks, and in response to a shareholder inquiry, a senior officer of Heartland indicated that he presently expected that earnings per share for each of the remaining three quarters of 2002 would be at least equal to the net income per share that Heartland has reported for the quarter ended March 31, 2002. On April 18, 2002, Heartland publicly announced that it had earned net income of $.14 per share for the three months ended March 31, 2002. In response to a separate shareholder inquiry at the annual meeting of shareholders, a senior officer of Heartland indicated that he presently expected that Heartland would not open any additional branch facilities during the remainder of the calendar year 2002. Heartland currently conducts banking business through four branch locations in Johnson County, Indiana.
        The above estimate of future earnings and expected branching activity is a forward-looking statement that was intended to speak only as of the date that it was made, and Heartland undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the forward-looking statement was made.

        Readers are cautioned that, by their nature, forward-looking statements are based on assumptions and are subject to risks, uncertainties, and other factors. Actual results may differ materially from the expectations of the Company that are expressed or implied by any forward-looking statement. The discussion incorporated by reference into Item 7 of Heartland's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2001, "Management's Discussion and Analysis of Financial Condition and Results of Operations," lists some of the factors that could cause the Company's actual results to vary materially from those expressed or implied by any forward-looking statements. Other uncertainties that could cause the Company's actual results to vary materially from those expressed or implied by any forward-looking statement include the effects of changes in competitive conditions; acquisitions of other businesses by the Company and costs of integrations of such acquired businesses; the introduction, withdrawal, success and timing of business initiatives and strategies; changes in customer borrowing, repayment, investment and deposit practices; changes in fiscal, monetary and tax policies; inflation; changes in interest rates and financial and capital markets; changes in general economic conditions, either nationally or regionally, resulting in, among other things, credit quality deterioration; the impact, extent and timing of technological changes; capital management activities; and actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Investors should consider these risks, uncertainties, and other factors in addition to those mentioned by Heartland in its other SEC filings from time to time when considering any forward-looking statement.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND BANCSHARES, INC.

                                       By: /s/ Steven L. Bechman
                                       Steven L. Bechman,
                                       Chief Executive Officer and President



                                    Dated: April 23, 2002